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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         August 13, 1999
                                                --------------------------------

                          OptiCare Health Systems, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                       1-15223                76-0453392
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


87 Grandview Avenue, Waterbury, Connecticut                         06708
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 (Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code       203-596-2236
                                                  ------------------------------


Saratoga Resources, Inc., 301 Congress Avenue - Suite 1550, Austin, Texas 78701
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          (Former name or former address, if changed since last report)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

    As a result of the mergers described in Item 2 below, OptiCare Health Systems, Inc. (formerly known as Saratoga Resources, Inc.) (the "Company" or the "Registrant") is no longer controlled by Mr. Thomas F. Cooke. The Board of Directors of the Registrant now consists of the following persons:

              Ian G.H. Ashken          Steven L. Ditman
              Allan L.M. Barker        David A. Durfee
              John F. Croweak          Martin E. Franklin
                                       Dean J. Yimoyines

    The holders of more than 5% of the Registrant's common stock, $0.001 par value (the "Common Stock"), and the executive officers and directors of the Registrant, are identified in the section headed "Management of the Combined Company Following Closing of the Mergers," at pages 95 through 97 of the registration statement on Form S-4, as amended, registration no. 333- 78501, which was declared effective on July 30, 1999 (the "Registration Statement"). Persons who were holders of the Registrant's Common Stock immediately prior to the effective time of the Mergers (as defined below), held approximately 2.5% of the outstanding Common Stock immediately after the Mergers. Former holders of common stock of PrimeVision Health, Inc., a Delaware corporation ("Prime") immediately after the Mergers held, on a primary basis, approximately 48.755% of the outstanding Common Stock of the Registrant (excluding the voting rights relating to the "Cooke Shares" as more fully described in the following paragraph hereof), and former holders of securities of OptiCare Eye Health Centers, Inc., a Connecticut corporation ("OptiCare") immediately after the Mergers held approximately 48.745% of the outstanding Common Stock of the Registrant.

    Mr. Cooke and Prime entered into a voting agreement effective as of July 14, 1999 (the "Voting Agreement"), pursuant to which Mr. Cooke has granted an irrevocable proxy over all his 137,085 shares (the "Cooke Shares," which amount gives effect to the Reverse Split described in Item 2 below) of Common Stock to Messrs. Ian G.H. Ashken and Martin E. Franklin. The Voting Agreement does not restrict Mr. Cooke's authority to sell or otherwise dispose of the Cooke Shares, and the irrevocable proxy expires if and when Mr. Cooke sells or otherwise terminates his beneficial ownership of the Cooke Shares. The Voting Agreement expires on July 14, 2000. Except for (i) the Voting Agreement, and
(ii) the election of the current board of directors prior to the effective time of the Mergers as more fully described in Item 2, there are no arrangements or understandings with respect to the election of directors or other matters.

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

(A) ACQUISITION OF PRIMEVISION HEALTH, INC., AND OPTICARE EYE HEALTH
    CENTERS, INC.

    As previously reported, on April 12, 1999, the Registrant and two of its wholly owned subsidiaries, PrimeVision Shellco Merger Corporation ("PrimeVision Shellco") and OptiCare Shellco Merger Corporation ("OptiCare Shellco"), each a Delaware corporation, entered into an agreement and plan of Merger (the "Merger Agreement") with PrimeVision Health, Inc., a Delaware corporation ("Prime"), and OptiCare Eye Health Centers, Inc., a Connecticut corporation ("OptiCare").

    The transactions contemplated by the Merger Agreement were closed on August 13, 1999. Pursuant to the terms of the Merger Agreement, Prime Shellco was merged with and into Prime (the "Prime Merger"), and Prime is the surviving corporation, and shortly thereafter, OptiCare Shellco was merged with and into OptiCare (the "OptiCare Merger"), and OptiCare is the surviving corporation. (The Prime Merger and the OptiCare Merger are hereinafter referred to, collectively, as the "Mergers"). As a result of the Mergers, Prime and OptiCare are now wholly owned subsidiaries of the Registrant.

    Upon consummation of the Prime Merger, each share of common stock, par value $.01 per share, of Prime, outstanding immediately prior to the opening of business on August 16, 1999, was converted into the right to receive 0.3138 shares of Common Stock of the Registrant. In lieu of fractional shares, each holder of shares of common stock of Prime who would otherwise be entitled to a fraction of a share of Common Stock will be paid cash (without interest) in an amount equal to the fraction of a share amount multiplied by $23.10.

    Upon consummation of the OptiCare Merger, each share of capital stock of OptiCare, outstanding immediately prior to the opening of business on August 16, 1999, was converted into the right to receive 11.7364 shares of Common Stock of the Registrant. In lieu of fractional shares, each holder of shares of common stock of OptiCare who would otherwise be entitled to a fraction of a share of Common Stock will be paid cash (without interest) in an amount equal to the fraction of a share amount multiplied by $23.10.

    The amount of merger consideration paid by the Company to each of the shareholders of Prime and OptiCare was determined through negotiation of the parties to the Merger Agreement. The assets of OptiCare and Prime consist primarily of cash, accounts receivable, inventory and property, equipment, intangibles and intellectual property. The Company intends to use OptiCare's assets in substantially the same manner as previously used, except that the ophthalmology segment of Prime has been disposed of as a condition of the Mergers.

    The Company will have its headquarters in Waterbury, Connecticut, and will offer a broad range of services to eye care professionals, health plans and consumers. The services include managed care services for health plans, an eye care products Buying Group and an integrated eye

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care services unit for consumers, including ambulatory and laser surgery services as well as optometry and retail optical services.

    The Merger Agreement required the Registrant to file the Registration Statement. The Registration Statement contains a more complete description of the Merger Agreement, the terms of the Mergers, and financial statements and pro forma financial information about the Registrant, Prime and OptiCare.

(B) SPINOFF OF OTHER SUBSIDIARIES OF THE REGISTRANT.

    Effective immediately prior to the closing of the Mergers, the Registrant:

         (i) distributed 3,465,292 shares of the outstanding common stock of Saratoga Holdings 1, Inc., a Texas corporation ("SHI") to the stockholders of the Registrant on a one-for-one basis, pursuant to a registration statement on form SB-2, no. 333-68213 (the "SHI Registration Statement"); and

         (ii) (1) transferred to Saratoga Resources, Inc., a Texas corporation ("Saratoga-Texas"):

                   (A) all the outstanding capital stock of Lobo Energy, Inc., a Texas corporation,

                   (B) all the outstanding capital stock of Lobo Operating, Inc., a Texas corporation, and

                   (C) the balance of the common stock of SHI not distributed directly to the stockholders of the Registrant; and

              (2) reclassified the common stock of Saratoga-Texas so that the number of outstanding shares of Saratoga-Texas equalled the number of shares of Common Stock of the Registrant then outstanding, i.e., 3,465,292 shares; and

              (3) distributed to the holders of the Registrant's Common Stock all the outstanding capital stock of Saratoga-Texas.

         Because the foregoing transactions were effected prior to the effective time of the Mergers, the holders of the capital stock of Prime and OptiCare did not receive any of the capital stock of SHI or Saratoga-Texas.

         The foregoing information is a summary only and is qualified by reference to the SHI Registration Statement.

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Previous independent accountants.

    (i) On August 30, 1999, the Board of Directors of the Registrant determined not to engage Ernst & Young LLP ("EY") to audit the Registrant's consolidated financial statements as of and for the year ending December 31, 1999.

    (ii) The reports of EY on the consolidated financial statements of the Registrant as of and for the year ended December 31, 1998, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

    (iii) The management of the Registrant has requested that EY furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. When received, such letter will be filed by amendment to this Report as Exhibit 16.

(b) New independent accountants.

    On August 30, 1999, the Board of Directors of the Registrant formally approved the appointment of Deloitte & Touche LLP as its independent accountant to audit the Registrant's consolidated financial statements as of and for the year ending December 31, 1999. The decision to change independent accountants was approved by the Board of Directors of the Registrant.

ITEM 5. OTHER EVENTS.

(A) NEW CREDIT FACILITY.

    In connection with the closing of the transactions contemplated by the Merger Agreement, on August 13, 1999, the Company, Prime, OptiCare and Consolidated Eye Care, Inc., a wholly owned subsidiary of Prime, entered into an Amended and Restated Loan and Security Agreement (the "Loan Agreement") and certain other agreements relating to the Loan Agreement (collectively, the "New Credit Facility") with the lenders named therein (the "Lenders"), Bank Austria, AG, as the LC Issuer (the "LC Issuer"), and Bank Austria Creditanstalt Corporate Finance, Inc., as the agent (the "Agent"). The New Credit Facility supersedes the credit facility between Bank Austria and Prime that was originally made in 1996 (the "Old Facility"). The outstanding principal balance under the Old Facility as of August 6, 1999, was approximately $37,955,300. The outstanding balance under the New Credit Facility as of August 13, 1999, was approximately $27,703,649.

    Pursuant to the terms of the Loan Agreement, the Lenders made available to the Company a credit facility in the maximum aggregate principal amount at anytime outstanding of $34.2 million, which includes a term loan facility in the aggregate principal amount of $21.5 million and a revolving credit facility in the maximum aggregate principal amount at anytime outstanding of $12.7

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million, including, a letter of credit sub facility of up to $1.5 million. The
New Credit Facility has been and will be used by the Company (i) to provide financing to facilitate the Mergers (ii) for general working capital needs of the Company and its subsidiaries and (iii) to pay indebtedness of Prime's subsidiaries to certain creditors and the indebtedness of OptiCare to Fleet National Bank.

    The New Credit Facility terminates and all amounts outstanding thereunder are due and payable on June 1, 2004. Pursuant to the terms of the Loan Agreement, the Company may borrow and repay under the revolving credit facility until June 1, 2004, subject to the terms and conditions of the Loan Agreement. The term loan facility is repayable in fifteen (15) quarterly principal installments, with the first fourteen (14) installments repayable in accordance with the amortization schedule set forth in the Loan Agreement, and the final payment of all principal amounts outstanding, due and payable on June 1, 2004. The Loan Agreement also requires the Company to make certain mandatory prepayments and allows the Company the ability to make optional prepayments.

    The interest rate applicable to the New Credit Facility will equal the base rate or the eurodollar rate (each, as defined in the Loan Agreement), as the Company may from time to time elect, in accordance with the provisions of the Loan Agreement. The base rate will generally be the higher of (a) the prime rate of Bank Austria for domestic commercial loans in effect on such applicable day or (b) the federal funds rate in effect on such applicable day plus one-half of one percent (1/2 of 1%). The eurodollar rate will generally equal the quotient of the offered rate quoted by Bank Austria in the interbank eurodollar market for U.S. dollar deposits of an aggregate amount comparable to the principal amount of the eurodollar loan to which the quoted rate is to be applicable (as more fully described in the Loan Agreement).

    Each of OptiCare Health Systems, Inc., OptiCare Eye Health Centers, Inc., PrimeVision Health, Inc., Consolidated Eye Care, Inc., PrimeVision East, Inc., PrimeVision Central, Inc., PrimeVision West, Inc., Prime Vision of North Carolina, Inc., Association of Eye Care Centers Total Vision Health Plan, Inc., Accountable Eye Care Associates, Inc., AECC Total Vision Health Plan of Texas, Inc., and Optometric Eye Care Center, P.A. (collectively, the Guarantors") have executed a Guaranty in favor of the Lenders, the LC Issuer, and the Agent for the benefit of the Lenders and LC Issuer, guaranteeing the payment of the obligations (the "Obligations") of the Company to the Lenders under the Loan Agreement. Pursuant to the terms of the Security Agreement, dated as of August 13, 1999, among the Guarantors and the Agent, for the benefit of the Lenders and the LC Issuer, the Guarantors granted to the Agent, for the benefit of the Lenders, a security interest in, among other things, their accounts, chattel paper, contracts, equipment, general intangibles, inventory, investment property and all products and proceeds therefrom, as security for the Obligations. Pursuant to the terms of the Conditional Assignment and Trademark Security Agreement, dated as of August 13, 1999, among other things, OptiCare also granted to the Agent, for the benefit of the Lenders and the LC Issuer, a security interest in certain trademarks of OptiCare. In addition, pursuant to the terms of a Pledge and Security Agreement, dated as of August 13, 1999, among the Guarantors and the Agent, for the benefit of the Lenders and the LC Issuer, the Company pledged with the Agent, 100% of the capital stock of certain of their subsidiaries.

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    In connection with the Mergers, PrimeVision Health, Inc. ("PVH") agreed to terminate certain administrative service agreements with physician practices and in connection therewith, the applicable practice either entered into a transition agreement and services agreement or agreed to repurchase its receivables, inventory, equipment and other assets owned by PVH or its subsidiaries. Further, in connection with such entry into a transition agreement and services agreement, or such repurchase of assets, the applicable practice executed and delivered to PVH a promissory note and a security agreement. Pursuant to the terms of the Assignment of Notes and Security Agreement dated as of August 13, 1999 between PVH and Bank Austria Creditanstalt Corporate Finance, Inc., (i) PVH assigned to Bank Austria Creditanstalt Corporate Finance, Inc., without recourse or warranty, except as provided in said agreement, all of PVH's right, title and interest in and to certain notes and security agreements (as described above) and all of its rights and remedies thereunder, and (ii) a portion of the indebtedness owing by PVH under the Old Facility was reduced by approximately $3.9 million. In connection with the Assignment of Notes and Security Agreement, Marlin Capital, L.P., an affiliate of the Company, has guaranteed Bank Austria's receipt of approximately $1.3 million of payments due under one of the notes assigned to Bank Austria Creditanstalt Corporate Finance, Inc.

    The Loan Agreement contains certain restrictions on the conduct of business of the Company and its subsidiaries, including, but not limited to, restrictions on (i) incurring debt, (ii) declaring or paying any cash dividends or making any other payment or distribution on account of its capital stock, and (iii) creating liens on the Company or its subsidiaries properties or assets. The Company is required to maintain certain financial covenants, including, among other things, a minimum fixed charge coverage ratio, a leverage ratio, a senior leverage ratio and an interest coverage ratio in accordance with the provisions of the Loan Agreement. The Company is also restricted from incurring capital expenditures in excess of a certain specified amount and required to maintain minimum cash flows pursuant to the terms of the Loan Agreement.

    The occurrence of certain events or conditions described in the Loan Agreement shall constitute an "event of default" under the Loan Agreement, which include, among other things, a failure to make payment of principal or interest under the Loan Agreement, a failure to observe or perform certain affirmative covenants and other covenants contained in the Loan Agreement or other ancillary agreements entered into in connection with the New Credit Facility, or a vacancy occurring in the chief executive officer and chief financial officer positions of the Company not being filled by persons reasonably acceptable to the Agent and the Lenders.

    In connection with the New Credit Facility, the Bank (i) purchased 500,000 shares of Prime common stock for an aggregate purchase price of $5,000, (ii) converted $2,450,000 of debt to equity by the issuance of 418,803 shares of the Company's newly authorized Series A Convertible Preferred Stock, and (iii) received as a financing fee 100,000 warrants (the "Warrants") to purchase, at an exercise price of $5.85 per Warrant, 100,000 shares of (A) Common Stock or (B) Series A Convertible Preferred Stock, or (C) a combination of Common Stock and Series A Convertible Preferred Stock aggregating 100,000 shares. The Warrantholder is restricted in the amount of Common Stock it may acquire under the Series A Convertible Preferred Stock and the Warrant if the holder is subject to the Bank Holding Company Act of 1956. The Warrant expires on August

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12, 2009. The proceeds of the purchase of the Prime common stock and the Series
A Convertible Preferred Stock were applied to permanently reduce the outstanding balance under the Old Facility.

(B) AUTHORIZATION OF SERIES A CONVERTIBLE PREFERRED STOCK.

    As noted above, in connection with the Registrant's entering into the New Credit Facility, effective August 13, 1999, the Registrant sold 418,803 shares of the Series A Convertible Preferred Stock. The Registrant's certificate of incorporation authorizes the Board of Directors to issue up to 5,000,000 shares of preferred stock on such terms, in such number of series, and with such relative rights and preferences as the Board of Directors determines from time to time ("Blank Check Preferred Stock"). Prior to the issuance of the Series A Convertible Preferred Stock, no Blank Check Preferred Stock was issued and outstanding. The principal terms of the Series A Convertible Preferred Stock, generally, are as follows:

    Dividends:     Dividends and other distributions, payable in cash or other property, shall be paid on the Series A Preferred Stock equally, ratably and on parity with dividends and other distributions paid on the Common Stock

    Liquidation:   The Series A Preferred Stock shall be preferred upon
                   liquidation over the Common Stock

    Conversion:    Each share of Series A Preferred Stock is convertible at any time at the option of the holder thereof into one fully paid non-assessable share of Common Stock of the Issuer with certain limitations. In addition, the Issuer may cause the conversion of all, but not less than all, the outstanding shares of Series A Preferred Stock into shares of Common
                   Stock provided that the Common Stock to be received upon such conversion when aggregated with all other shares of Common
                   Stock currently or previously held by or currently issuable without restrictions to each holder, would be equal to or less than 3% of the then outstanding Common Stock of the Issuer.

    The foregoing is a summary only and is qualified by reference to the Certificate of Designation setting forth all the terms and conditions of the Series A Convertible Preferred Stock, a copy of which is filed an Exhibit to this Current Report.

(C) CHANGE OF NAME, REVERSE STOCK SPLIT, INDEMNIFICATION, ETC.

    At a special meeting of stockholders held on August 10, 1999, the stockholders of the Registrant approved of the following matters:

    (i) the election of each of Ian G.H. Ashken, Allan L.M. Barker, John F. Croweak, Steven L. Ditman, David A. Durfee, Martin E. Franklin and Dean J. Yimoyines as members of the Board of Directors of the Registrant;

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    (ii)  a reverse split in which each share of common stock has been converted into 0.06493 shares of Common stock;

    (iii) the change of the name of the Registrant to "OptiCare Health Systems, Inc.";

    (iv) the amendment of the certificate of incorporation with respect to indemnification of officers and directors of the Registrant;

    (v)   the adoption of a performance stock program; and

    (vi)  the adoption of an employee stock purchase program.

    The certificate of amendment of the certificate of incorporation effecting the reverse split, change of name and amendment of the certificate of incorporation with respect to the indemnification of directors and officers was filed with the Delaware Secretary of State on August 13, 1999.

    A true copy of the Certificate of Amendment of the Certificate of Incorporation as filed in the Delaware Department of State is included as an Exhibit to this Current Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired:

    All the following financial statements are incorporated herein by reference to the financial statements included in the Registration Statement, beginning at page F-1 thereof.

    PRIMEVISION HEALTH, INC.

         Interim Financial Statements (unaudited)
              Consolidated Balance Sheets as of March 31, 1999 and
                December 31, 1998
              Consolidated Statements of Operations for the quarters ended
                March 31, 1999 and 1998
              Consolidated Statements of Cash Flows for the quarters ended
                March 31, 1999 and 1998
              Notes to Consolidated Financial Statements

         Annual Financial Statements

              Report of Independent Auditors
              Consolidated Balance Sheets as of December 31, 1998 and 1997

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              Consolidated Statements of Operations for the years ended
                December 31, 1998, 1997 and 1996
              Consolidated Statements of Shareholders' (Deficit) Equity for
                the years ended December 31, 1998, 1997 and 1996
              Consolidated Statements of Cash Flows for the years ended
                December 31, 1998, 1997 and 1996
              Notes to Consolidated Financial Statements

    OPTICARE EYE HEALTH CENTERS, INC., AND AFFILIATE

         Interim Financial Statements (unaudited)

              Combined Balance Sheets as of March 31, 1999 and
                December 31, 1998
              Combined Statements of Operations for the quarters ended
                March 31, 1999 and 1998
              Combined Statements of Cash Flows for the quarters ended
                March 31, 1999 and 1998
              Notes to Combined Financial Statements
         Annual Financial Statements
              Report of Independent Auditors
              Combined Balance Sheets as of December 31, 1998 and 1997 Combined Statements of Operations for the years ended
                December 31, 1998, 1997 and 1996
              Combined Statements of Shareholders' Equity for the years ended
                December 31, 1998, 1997 and 1996
              Combined Statements of Cash Flows for the years ended
                December 31, 1998, 1997 and 1996
              Notes to Combined Financial Statements

(b) Pro forma financial information:

    All the following pro forma combined financial statements of the Registrant, Prime and OptiCare are incorporated herein by reference to the financial statements included in the Registration Statement, beginning at page F-1 thereof.

         Introduction
         Pro Forma Combined Balance Sheet as of March 31, 1999
         Pro Forma Combined Statement of Operations for the quarter ended
           March 31, 1999
         Pro Forma Combined Statement of Operations for the year ended
           December 31, 1998
         Notes to Pro Forma Combined Financial Statements

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    It is impracticable at this time for the Registrant to provide all of the financial statements that may be required to be included herein. The Registrant hereby undertakes to file such required financial statements and information as soon as practicable, but in no event later than sixty (60) days following the date on which this report on Form 8-K is required to be filed.

(c) Exhibits:

    2. Agreement and Plan of Merger, dated as of April 12, 1999, among the Registrant, OptiCare Shellco Merger Corporation, Prime Shellco Merger Corporation, OptiCare Eye Health Centers, Inc., and PrimeVision Health, Inc., incorporated herein by reference to the Registrant's Registration Statement on Form S-4, Registration No. 333-78501, as amended (the "Registration Statement"), first filed on May 14, 1999, Exhibit 2 and Annex A to the Proxy Statement/Prospectus included in Part I of the Registration Statement.

    3.1 Certificate of Amendment of the Certificate of Incorporation, dated as of August 13, 1999, as filed on that day with the Delaware Department of State.

    3.2 Certificate of Designation with respect to the Registrant's Series A Convertible Preferred Stock, as filed with the Delaware Department of State on August 13, 1999.

    3.3 Warrant dated as of August 13, 1999 between the Company and Bank Austria Creditanstalt Corporate Finance, Inc.

    4.1  Form of Performance Stock Program, incorporated by reference to Exhibit
         4.1 of the Registration Statement, and Annex C thereof.

    4.2  Form of Employee Stock Purchase Plan, incorporated by reference to
         Exhibit 4.2 of the Registration Statement, and Annex D thereof.

    10.1 Amended and Restated Loan and Security Agreement, dated as of August 13, 1999, among Consolidated Eye Care, Inc., OptiCare Eye Health Centers, Inc., and PrimeVision Health, Inc., as Borrowers, OptiCare Health Systems, Inc., as the Parent, the lenders named therein (the "Lenders"), Bank Austria, AG, as the LC Issuer (the "LC Issuer"), and Bank Austria Creditanstalt Corporate Finance, Inc., as the agent (the "Agent") (excluding schedules and other attachments thereto).

    10.2 Guaranty, dated as of August 13, 1999, among OptiCare Health Systems, Inc., OptiCare Eye Health Centers, Inc., PrimeVision Health, Inc., Consolidated Eye Care, Inc. and each of the other subsidiaries and affiliates of the Company parties listed on the signature pages thereto, in favor of the Lenders, the LC Issuer and the Agent for the Lenders and the LC Issuer.

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    10.3 Security Agreement, dated as of August 13, 1999, among the Company and the other parties listed on the signature page thereto in favor of the Agent for the benefit of the Lenders and the LC Issuer.

    10.4 Conditional Assignment and Trademark Security Agreement dated as of August 13,1999, between OptiCare Eye Health Centers, Inc. and the Agent for the benefit of the Lenders and the LC Issuer.

    10.5 Pledge and Security Agreement, dated as of August 13, 1999, among each of OptiCare Health Systems, Inc., OptiCare Eye Health Centers, Inc., PrimeVision Health, Inc., Consolidated Eye Care, Inc. and each of the other subsidiaries and affiliates of the Company listed on the signature pages thereto, in favor of the Agent for the benefit of the Lenders and the LC Issuer.

    10.6 Assignment of Notes and Security Agreement, dated as of August 13, 1999, between PrimeVision Health, Inc. and Bank Austria Creditanstalt Corporate Finance, Inc.

    16 Letter regarding change of certifying accountants -- [to be filed by amendment.]

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 30, 1999                     OPTICARE HEALTH SYSTEMS, INC.


                                         By: /s/ Steven L. Ditman
                                             ---------------------------------
                                             Name:  Steven L. Ditman
                                             Title: Executive Vice President
                                                    and Chief Financial Officer

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